                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 3.11

  File
   in
Duplicate

                          (Do not write in this space)

Date Paid                        1-27-82
Initial License Fee              $   .50
Franchise Tax                    $ 37.50
Filing Fee                       $ 75.00
                                 -------
                                  113.00
 Clerk

                                  FORM BCA-47

                           ARTICLES OF INCORPORATION

TO: ALAN J. DIXON, Secretary of State

The name and address of the incorporators are as follows:

       Name                    Number            Street        City        State          Zip Code
--------------------------------------------------------------------------------------------------
                        Sixth Floor
 Robert C. Wilson       Harrisburg National                 Harrisburg      IL              62946
                        Bank Bldg.
__________________________________________________________________________________________________
__________________________________________________________________________________________________

The above named incorporators, being one or more natural persons of the age of twenty one years or more or a corporation, and having subscribed to the shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

                                   ARTICLE ONE

The name of the corporation hereby incorporated is: ARCLAR COMPANY

                                   ARTICLE TWO

The name and address of the initial registered agent and registered office are:

Registered agent              Robert C. Wilson
Registered office             Sixth Floor, Harrisburg National Bank Bldg.
City, Zip code, Country       Harrisburg, Illinois 62946 Saline

                                  ARTICLE THREE

The duration of the corporation is [X] perpetual OR ________ years

                                  ARTICLE FOUR

The purposes for which the corporation is organized are:

Buy, sell, lease and develop real estate. Engage in mining, exploration, drilling and development of mineral deposits. Buy, sell, lease and construct machinery and equipment for mining.

                                  ARTICLE FIVE

Paragraph 1: The class, number of shares, the par value, if any, of each class which the corporation is authorized to issue, the number the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

                          Par or        Number of shares     Number of shares       Total consideration
Class          Sales      no par           authorized          to be issued       to be received therefor
---------------------------------------------------------------------------------------------------------
Common          N/A       No Par             1,000                 100                  $ 1,000.00
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
=========================================================================================================
                                                                            Total       $ 1,000.00
                                                                                        -----------------

Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

N/A

                                   ARTICLE SIX

The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.

                                  ARTICLE SEVEN

The number of directors to be elected at the first meeting of the shareholders is 5.

                                  ARTICLE EIGHT

Paragraph 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $ ___________

Paragraph 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $____________

Paragraph 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $ ___________

Paragraph 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $____________

     NOTE: If all the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or if the incorporators elect to pay the initial franchise tax on the basis of its entire stated capital and paid-in-surplus, then the information Called for in Article Eight need not be stated. The basis of computation of franchise taxes payable by domestic corporations is set forth in Section 132 of the Business Corporation Act.

Signatures of incorporators
/s/ Robert C. Wilson
--------------------------
    Robert C. Wilson
__________________________
__________________________
__________________________

NOTE: If a corporation acts as incorporator the name of the corporation and the state of incorporation shall be shown and the execution must be by its President or Vice-President and verified by him, and the corporate seal shall be affixed and attested by its Secretary or an Assistant Secretary.

As an incorporator, I declare that this document has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

                                    RETURN TO

                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62756
                            Telephone (217) 782-7880

                                   FORM BCA-47

                            ARTICLES OF INCORPORATION

The following fees are required to be paid at the time of issuing Certificate of
Incorporation: Filing fee $75.00. Initial license fee of 50cents per $100.00 or 1/20th of 1% of the amount of stated capital and paid in surplus the corporation proposes to issue without further report (Article Five): Initial Franchise tax of 1/10th of 1% of the issued, as above noted. However, the minimum initial franchise tax is $25.00 and varies monthly on $25,000, or less, as follows: January, $37.50; February, $35,42; March, $33.33; April, $31.25:
May, $29.17; June, $27.08; July, $25.00; August $22.92; September, $20.83;
October, $18.75; November, $16.67; December, $14.58; (See Sec. 133 BCA).

In excess of $25,000, the franchise tax per $1,000,00 is as follows: Jan., $1.50; Feb., $1.4167; March. $1.3334; April. $1.25; May, $1.6667; June. $1.0834;
July. $1.00; Aug. $.9167; Sept., $.8334; Oct., $.75; Nov., $.6667; Dec., $.5834.

All Shares issued in excess of the amount mentioned in article Five of the application must be reported within 60 days form date of issuance thereof, and franchise tax and license fee paid therein; otherwise, the corporation is subject to a penalty of 1% for each month on the amount until reported and subject to a fine of not to exceed $500.00.

The same fees are required for a subsequent issue of shares except the filing fee is $5.00 instead of $75.00.

                             FILE NUMBER 5263-245-5

                               STATE OF ILLINOIS

                                   OFFICE OF
                             THE SECRETARY OF STATE

                            [STATE OF ILLINOIS LOGO]

WHEREAS, ARTICLES OF MERGER OF

                                 ARCLAR COMPANY

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore I, Jim Edgar, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the great seal of the state of illinois, at the city of springfield, this 28th day of December AD 1989 and of the Independence of the United States the two hundred And 14th

                                                               Jim Edgar
                                                       -------------------------
                                                           SECRETARY OF STATE

[SEAL OF ILLINOIS]

BCA-11.25/11.30 (Rev. Jul.1984)

      Submit In Duplicate

Remit Payment In Check Or Money Order, Payable To "Secretary Of State".

                               DO NOT SEND CASH!

Filing Fee is $100, But if merger or consolidation of more than 2 corporations $50 for each additional corporation.


                                FILE # 5263-245-5

                               This Space for Use
                              By Secretary Of State

                                  DATE 12-28-89

                               FILING FEE $150.00

                                     CLERK

                                   JIM EDGAR

                               SECRETARY OF STATE

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation(s) hereby adopt(s) the following Articles of Merger, Consolidation or Exchange. (Strike inapplicable words)

1. The names of the corporations proposing to merge, and the State or Country of their incorporation, are:

Name of Corporation                            State or Country of Incorporation
Arclar Company                                 Illinois
Willard G. Corp.                               Illinois 5424-607-2
Tek-Bar Industries. Inc.                       Illinois 5259-222-4

2. The laws of the State or Country under which each corporation is incorporated permit such merger, consolidation or exchange.

3. The name of the surviving corporation is Arclar Company and it shall be governed by the laws of Illinois

4.   The plan of merger is as follows:

          If not sufficient space to serve this point, add one or more sheets to this also.

5. The plan of merger was approved, (a) as to each corporation not organized in Illinois in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:

(The following items are not applicable to mergers under Section 11.30 - 90% owned subsidiary provisions. See Article 7.)

(Only "X" one box for each corporation)

                           By the shareholders, a
                           resolution of the board of
                           directors having been duly        By written consent of the
                           adopted and submitted to a vote   shareholders having not less
                           at a meeting of shareholders.     than the minimum number of
                           Not less than the minimum         votes required by statute and        By written consent of ALL the
                           number of votes required by       by the articles of                   shareholders entitled to vote
                           statute and by the articles of    Incorporation. Shareholders          on the action, in accordance
                           Incorporation voted in favor of   who have not connected in            with Section 7.10 & Section
                           the action taken.                 writing have been given notice       11.20
                                                             in accordance with Section
Name of Corporation                         (Section 11.20)  7.10. (Section 11.20)

Arclar Company                           [ ]                               [ ]                                 [x]
Willard G. Corp.                         [ ]                               [ ]                                 [x]
Tek-Bar Industries                       [ ]                               [ ]                                 [x]
_______________________                  [ ]                               [ ]                                 [ ]
_______________________                  [ ]                               [ ]                                 [ ]

6. (Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

     It is agreed that, upon and after the issuance of a certificate or merger, consolidation or exchange by the Secretary of State of the State of
     Illinois:

     a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

     b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

     c. The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of "The Business Corporation Act of 1953" of the State of Illinois with respect to the rights of dissenting shareholders.

7. (Complete this item if reporting a merger under Section 11.30 -- 90% owned subsidiary provisions.)

     a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation are:

                             Total Number of Shares                 Number of shares of Each Class
                                  Outstanding                         Owned Immediately Prior to
Name of Corporation              of Each Class                     Merger by the Parent Corporation
___________________          ______________________                ________________________________
___________________          ______________________                ________________________________
___________________          ______________________                ________________________________
___________________          ______________________                ________________________________
___________________          ______________________                ________________________________

     b. The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was __________________, 19________________.

          Was written consent for the merger or written waiver of the 30 day period by the holders of all the outstanding shares of all subsidiary
          corporations received?        [ ] Yes          [ ] No

          (If the answer is "No", the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

     The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated   December 27, 1989                               Arclar Company
                                                       ------------------------------
                                                       (Exact Name Of Corporation)

attested by /s/ Elizabeth J. Franks                 by /s/ Willard G. Franks,
            ------------------------------             ------------------------------
(Signature of Secretary or Assistant Secretary)     (Signature of President or Vice President)

            Elizabeth J. Franks, Secretary             Willard G. Franks, President
            ------------------------------             ------------------------------
            (Type or Print Name and Title)             (Type or Print Name and Title)

Dated December 27, 1989                                Willard G. Corp
                                                       ------------------------------
                                                       (Exact Name of corporation)

attested by /s/ Elizabeth J. Franks                 by /s/ Willard G. Franks,
            ------------------------------             ------------------------------
(Signature of Secretary or Assistant Secretary)     (Signature of President or Vice President)

            Elizabeth J. Franks, Secretary             Williard G. Franks, President
            ------------------------------             ------------------------------
            (Type or Print Name and Title)             (Type or Print Name and Title)

Dated December 27, 1989                                Tek-Bar Industries, Inc.
                                                       ------------------------------
                                                       (Exact Name of the Corporation)

attested by /s/ George J. Pearson                    by /s/ Thomas W. Franks,
            ------------------------------              -----------------------------
(Signature of Secretary or Assistant Secretary)     (Signature of President or Vice President)

            George J. Pearson, Secretary                Thomas W. Franks, President
            ------------------------------              -----------------------------
            (Type or Print Name and Title)              (Type or Print Name and Title)

                          PLAN AND AGREEMENT OF MERGER

                  This Plan and Agreement of Merger dated December 27, 1989, between Willard G. Corp., a corporation duly organized and existing under laws of State of Illinois, Tek-Bar Industries, Inc, a corporation duly organized and existing under the laws of the State of Illinois, and Arclar Company (hereinafter sometimes referred to as the "surviving corporation"), a corporation duly organized and existing under laws of the State of Illinois, both hereinafter sometimes called "constituent companies" or "constituent corporations",

                              W I T N E S S E T H:

                  WHEREAS, the authorized capital stock of Willard G. Corp. consists of 1,000 shares of common stock, without par value, of which 100 shares are now issued and outstanding and owned by Willard G. Franks and Elizabeth J. Franks as tenants in common; and

                  WHEREAS, the authorized capital stock of Tek - Bar Industries, Inc. consists of 1,000 shares of common stock, without par value, of which 100 shares are now issued and outstanding and owned by:

                  Thomas W. Franks                        40
                  Kimberly Franks Matthews                40
                  Danny W. Bailey                         10
                  George J. Pearson                        5
                  Robert C. Wilson                         5

                  WHEREAS, the authorized capital stock of Arclar Company consists of 1,000 shares of common stock, without par value, of which 100 shares are now issued and outstanding and owned by Willard G. Franks and Elizabeth J. Franks as joint tenants with rights of survivorship; and

                  WHEREAS, the board of directors of each of the constituent corporations deem it advisable and to the advantage and welfare of such corporations and their respective stockholders that Willard G. Corp. and Tek-Bar Industries, Inc. be merged into Arclar Company, pursuant to the terms and conditions hereinafter set forth, for reasons, not limited to, but including the following:

                  1. To permit the merger and simplification of bookkeeping for the constituent companies;

                  2. To permit the merger and simplification of accounting for the constituent companies;

                  3. To permit the merger and simplification of tax reporting functions for the constituent companies;

                  4. To permit the merger and simplification of maintenance of business records of the constituent companies;

                  5. To permit the merger and simplification of administration of the constituent companies; and

                  6. To permit the simplification and improvement of the financial statements of the constituent companies, which will aid in favorable presentation to lenders and creditors.

                  NOW, THEREFORE, the parties to this agreement, in consideration of the mutual agreements and provisions herein contained, in accordance with the applicable provisions of the laws of the State of Illinois agree that Willard G. Corp. and Tek-Bar Industries, Inc. shall be merged into Arclar Company, and agree on and prescribe the terms and conditions of such merger, plan or mode of carrying the same into effect, as follows:

                                    Section I

                  Willard G. Corp., Tek-Bar Industries, Inc. and Arclar Company shall be merged into a single corporation by Willard G. Corp. and Tek-Bar Industries Inc. merging into Arclar Company, which shall be the surviving corporation.

                                   Section II

                  The Certificate of Incorporation of Arclar Company is hereby amended to increase the authorized shares to 100,000 shares.

                                   Section III

                  The manner of converting capital stock of the constituent corporations into capital stock of the surviving corporation shall be as follows:

                  a. As of the effective date of the merger, the 100 shares of issued and outstanding stock without par value of Willard G. Corp. owned by Willard G. Franks and Elizabeth J. Franks as tenants in common will be converted into 74,900 shares of issued and outstanding common stock, without par value of Arclar Company to be owned by Willard G. Franks and Elizabeth J. Franks as tenants in common. Upon such conversation the 100 shares of issued and outstanding stock without par value, of Willard G. Corp. will be cancelled.

                  b. As of the effective date of the merger, the 100 shares of Issued and outstanding stock, without par value of Tek-Bar Industries, Inc. owned by the following individuals will be converted into the following shares of issued and outstanding common stock, without par value of Arclar Company to be owned by the following individuals:

                             Shares of Stock of            Shares of Stock of
        Name               Tek-Bar Industries. Inc.         Arclar Company
        ----               -----------------------          --------------
Thomas W. Franks                    40                          10,000
Kimberly F. Matthews                40                          10,000
Danny W. Bailey                     10                           2,600
George J. Pearson                    5                           1,250
Robert C. Wilson                     5                           1,250

                  c. As of the effective date of the merger, the 100 shares of issued and outstanding common stock, without par value of Arclar Company owned by Willard G. Franks and Elizabeth J. Franks will continue to be issued and outstanding.

                                   Section IV

                  Other terms and conditions of the merger are as follows:

                  a. Until amended or repealed, the bylaws of Arclar Company, as in effect on the effective date of the merger, shall be the bylaws of the surviving corporation.

                  b. The board of directors, and the members thereof, and the officers, of Arclar Company immediately prior to the effective date of merger shall be and constitute the board of directors, and the members thereof, and the officers of the surviving corporation.

                                    Section V

                  Upon the effective date of merger, the separate existence of Willard G. Corp. shall cease, except to the extent provided by the laws of the State of Illinois in the case of a corporation after its merger into another corporation. Upon the efective date of merger, the separate existence of Tek-Bar Industries, Inc. shall cease, except to the extent provided by the laws of the State of Illinois in the case of a corporation after its merger into another corporation.

Arclar Company, the surviving corporation, shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of such constituent corporations, and all the rights, privileges, powers and franchises of each of the constituent corporations, and all property, rights, privileges, powers and franchises, and every other interest shall be thereafter as effectually the property of the surviving corporation as they were of the several constituent corporations, and the title to any real estate vested by deed or otherwise in any of such constituent corporations shall not revert or be in any way impaired by reason of this merger, provided that all rights of creditors and all liens upon any property of any of such constituent corporations shall be preserved unimpaired, and all debts, liabilities and duties of each of such constituent corporations, whether evidenced by indentures or otherwise, shall thenceforth attach to the surviving corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

                  If at any time the surviving corporation shall consider that any further assignments or assurances in the law or any things are necessary or desirable to vest in the surviving corporation, according to the terms hereof, the title to any property, rights, privileges, or franchises of any of the constituent corporations, the parties to this agreement, the proper officers, and the directors of such constituent corporations shall and will execute and make all such proper assignments and assurances in the law and do all things necessary or proper to vest in and confirm to the surviving corporation title to and possession of all such property, rights, privileges and franchises, and otherwise to carry out the purposes of this agreement.

                  Without limiting the generality of the foregoing and unless and until otherwise determined by the board of directors of the surviving corporation, all pension and retirement plans, salary adjustment and incentive compensation plans, and all other plans, agreements or arrangements of the constituent corporations relating to their respective employees in force at the effective date of the merger, shall be effective in respect of the surviving corporation in the same manner as if adopted, contracted or made by it, and shall be applicable to persons who would have been covered thereby in the absence of this merger.

                                   Section VI

                  This Plan and Agreement of Merger may be modified or terminated and the merger hereby provided for abandoned by mutual consent of the boards of directors of Willard G. Corp., Tek-Bar Industries, Inc., and Arclar Company at any time prior to the effective date of the Merger.

                                   Section VII

                  The merger shall take effect on January 1, 1990 or when so provided by the applicable laws of the State of Illinois. The date is sometimes herein called the "effective date of the merger."

                  IN WITNESS WHEREOF, each of constituent corporate parties to this agreement has caused this agreement to be signed by its board of directors and its corporate seal to be hereunto affixed, all as of the day and year first above written.

                                              The shareholders and directors of
                                              Willard G. Corp.

                                              /s/ Willard G. Franks
                                              ----------------------------------
                                                  Willard G. Franks

                                              /s/ Elizabeth J. Franks
                                              ----------------------------------
                                                  Elizabeth J. Franks

                                              WILLARD G. CORP.
SEAL
                                              BY: /s/ Willard G. Franks
                                                  ------------------------------
                                                  Willard G. Franks, President

Attest:

/s/ Elizabeth J. Franks
----------------------------------
Elizabeth J. Franks, Secretary

                                             The shareholders and directors of
                                             Tek-Bar Industries, Inc.

                                             /s/ Thomas W. Franks
                                             ----------------------------------
                                                 Thomas W. Franks

                                             /s/ Kimberly F. Matthews
                                             ----------------------------------
                                                 Kimberly F. Matthews

                                             /s/ Danny W. Balley
                                             ----------------------------------
                                                 Danny W. Balley

                                             /s/ George J. Pearson
                                             ----------------------------------
                                                 George J. Pearson

                                             /s/ Robert C. Wilson
                                             ----------------------------------
                                                 Robert C. Wilson

SEAL                                         TAK-BAR INDUSTRIES, INC.

                                             BY: /s/ Thomas W. Franks
                                                 ------------------------------
                                                     Thomas W. Franks, President

Attest:

/s/ George J. Pearson
----------------------------------
George J. Pearson, Secretary

                                             The shareholders and directors of
                                             Arclar Company

                                             /s/ Willard G. Franks
                                             ----------------------------------
                                                 Willard G. Franks

                                             /s/ Elizabeth J. Franks
                                             ----------------------------------
                                                 Elizabeth J. Franks

                                             ARCLAR COMPANY

SEAL                                         By: /s/ Willard G. Franks
                                                 ------------------------------
                                                    Willard G. Franks, President

Attest:

/s/ Elizabeth J. Franks
----------------------------------
Elizabeth J. Franks, Secretary

                  The foregoing Plan and Agreement of Merger, having been duly executed by the directors of Willard G. Corp., Tek-Bar Industries, Inc. and Arclar Company, respectively, under the corporate seals of the respective corporations, and the said Plan and Agreement of Merger having been duly approved or adopted by the Boards of Directors, and duly approved or adopted by the stockholders of each of said corporations in the manner provided by the laws of the respective states of incorporation, the Chairman of the Board and the President and the Secretary of said corporations do now execute this Plan and

Agreement of Merger, under the respective seals of said corportions by the authority of the directors and stockholders of each, as the act, deed and agreement of each of said corporations on this 27th day of December, 1989.

                                              Willard G. Corp.

                                              By: /s/ Willard G. Franks
                                                  ------------------------------
                                                  Willard G. Franks, President

SEAL

                                              By: /s/ Elizabeth J. Franks
                                                  ------------------------------
                                                  Elizabeth J. Franks, Secretary

                                              Tek-Bar Industries, Inc.

                                              By: /s/ Thomas W. Franks
                                                  ------------------------------
                                                  Thomas W. Franks, President

SEAL

                                              By: /s/ George J. Pearson
                                                  ------------------------------
                                                  George J. Pearson, Secretary

                                              Arclar Company

                                              By: /s/ Willard G. Franks
                                                  ------------------------------
                                                  Willard G. Franks, President

SEAL

                                              By: /s/ Elizabeth J. Franks
                                                  ------------------------------
                                                  Elizabeth J. Franks, Secretary

State of Illinois)
                  ss.
County of Saline )

                  Personally appeared before me, a notary public in and for the county and state aforesaid, Willard G. Franks, President, and Elizabeth J. Franks, Secretary of Willard G. Corp., an Illinois Corporation, with whom I an personally acquainted, and who acknowledged that they executed the foregoing Plan and Agreement of Merger on behalf of Willard G. Corp., pursuant to authority duly granted by its Board of Directors.

                  Witness my hand and official seal, at office In the county and state aforesaid, this 27th day of December, 1989.

                                              /s/ Patricia Louise Raymen
                                              ----------------------------------
                                              Notary Public

My Commission Expires:                        /s/ Patricia Louise Raymen
                                              ----------------------------------
                                              Printed Name of Notary Public

3-15-90

                  Personally appeared before me, a notary public in and for the county and state aforesaid, Thomas W. Franks, President, and George J. Pearson, Secretary of Tek-Bar Industries, Inc., an Illinois Corporation, with whom I am personally acquainted, and who acknowledged that they executed the foregoing Plan and Agreement of Merger on behalf of Tek-Bar Industries, Inc., pursuant to authority duly granted by its Board of Directors.

                  Witness my hand and official seal, at office in the county and state aforesaid, this 27th day of December, 1989. ,

                                              /s/ Patricia Louise Raymen
                                              ----------------------------------
                                              Notary Public

My Commission Expires:                        /s/ Patricia Louise Raymen
                                              ----------------------------------
                                              Printed Name of Notary Public

3-15-90

State of Illinois)
                  ss.
County of Saline )

                  Personally appeared before me, a notary public in and for the county and state aforesaid, Willard G. Franks, President, and Elizabeth J. Franks, Secretary of Arclar Company, an Illinois Corporation, with whom I am personally acquainted, and who acknowledged that they executed the foregoing Plan and Agreement of

Merger on behalf of Arclar Company, pursuant to authority duly granted by its Board of Directors.

                  Witness my hand and official seal, at office in the county and state aforesaid, this 27th day of December, 1989.

                                              /s/ Patricia Louise Raymen
                                              ----------------------------------
                                              Notary Public

My Commission Expires:                        /s/ Patricia Louise Raymen
                                              ----------------------------------
                                              Printed Name of Notary Public

3.15.90

                                STATE OF ILLINOIS
                                    OFFICE OF
                             THE SECRETARY OF STATE

                  WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF

                                 ARCLAR COMPANY
INCORPORATED UNDER THE LAWS Of THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

In testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 17th day of DECEMBER A.D. 1998 and of the Independence of the United States the two hundred and 23RD .

[SEAL OF THE STATE OF ILLINOIS]

                                              /s/ George H Ryan
                                              ----------------------------------
                                              Secretary of State


-------------------------------------------------------------------------------------------------------
Form BCA-10.30
(Rev. Jan. 1995)                      ARTICLES OF AMENDMENT        File# 5263-245-5
-------------------------------------------------------------------------------------------------------
George H. Ryan
Secretary of State                                                 This space for use by
Department of Business Services                                     Secretary of State
Springfield, IL 62756                                              Date 12.17.97
Telephone (217) 782-1832                                           Franchise Tax  $
                                                                   Filing Fee*    $25
Remit payment in check or money                                    Penalty        $
                                                                                 ----
                                                                                   25
order, payable to "Secretary of
state."                                                            Approved: /s/ LEP
"The filing fee for articles of
amendment -$25.00
-------------------------------------------------------------------------------------------------------

1.   CORPORATE NAME:   Arclar Company
                                                                        (Note 1)

2.   MANNER OF ADOPTION OF AMENDMENT:

         The following amendment of the Articles of incorporation was adopted on DECEMBER 8, 1998 in the manner indicated below. ("X" one box only)

     [ ] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                        (Note 2)
     [ ] By a majority of the board of directors, in accordance with Section
         10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                        (Note 2)
     [ ] By a majority of the board of directors, in accordance with Section
         10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                        (Note 3)
     [X] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                        (Note 4)
     [ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
         Section 7.10;
                                                                   (Notes 4 & 5)
     [ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                                                        (Note 5)

3.   TEXT OF AMENDMENT:

     a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.
         Article I: The name of the corporation is:

                                 Big Ridge, Inc.
--------------------------------------------------------------------------------
                                   (NEW NAME)

                 All changes other than name, include on page 2
                                     (over)

                                Text of Amendment

     b. (If amendment affects the corporate purpose, the amanded purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

4. The manner if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows:
     (if not applicable, insert "No change")

     no change

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (if not applicable, insert "No Change")

     no change

     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (if not applicable, insert "No change")

                                              Before Amendment   After Amendment

                           Paid-in Capital    $_____________     $_____________

    (Complete either item 6 or 7 below. All signatures must be in BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated December 8, 1998     Arclar Company
                                ------------------------------------------------
                                (Exact Name of Corporation at date of execution)

     attested by /s/ Michael Mitchell              by /s/ George J. Pearson
                 ---------------------------          -------------------------
            (Signature of Secretary of            (Signature of President or
            Assistant Secretary)                  Vice President)

            Michael Mitchell, Secretary           George J. Pearson, President
            --------------------------------      -----------------------------
            (Type or Print Name and Title)        (Type or Print Name and Title)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

     If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated _________________, 1998

     _______________________________       _____________________________________

     _______________________________       _____________________________________

     _______________________________       _____________________________________

     _______________________________       _____________________________________

                                           STATEMENT OF CHANGE
Form BCA-5.10                              OF REGISTERED AGENT
NFP-105.10                               AND/OR REGISTERED OFFICE          File [ILLEGIBLE] 5263-245-5
-------------------------------------------------------------------------------------------------------
(Rev. Jan. 1991)                                                         SUBMIT IN DUPLICATE

George H. Ryan                                                          This space for use by
Secretary of State                                                      Secretary of State
Department of Business Services
Springfield, IL 62756                                                   DATE 1/24/94
Telephone (217) 782-6961                                                Filing Fee   $5
Remit payment in check or money
order, payable to "Secretary of State."                                 Approved: /s/ CSM
-------------------------------------------------------------------------------------------------------

1.   CORPORATE NAME: ARCLAR COMPANY

2.   STATE OR COUNTRY OF INCORPORATION: ILLINOIS

3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State(Before Change):

         Registered Agent                Willard G. Franks
                          ------------------------------------------------------
                          First Name         Middle Name               Last Name

         Registered Office            29 W. Raymond
                          ------------------------------------------------------
                          Number          Street   Suite No.(A P.O. Box alone is
                                                                 not acceptable)

                          Harrisburg,      62946-2041                 Saline
                          ------------------------------------------------------
                              City              Zip Code              County

4. Name and address of the registered agent and registered office shall be(After All Changes Herein Reported):

         Registered Agent             Robert C. Wilson                        X
                          ------------------------------------------------------
                           First Name      Middle Name           Last Name

         Registered Office         105 S. Commercial St., P.O. Box 544         X
                           -----------------------------------------------------
                           Number        Street       Suite No.(A P.O. Box alone
                                                         is not acceptable)

                          Harrisburg,         62946-2041          Saline   X 083
                          ------------------------------------------------------
                             City              Zip Code           County

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.   The above change was authorized by: ("X" one box only)

     a.  [X]  By resolution duly adopted by the board of directors.     (Note 5)

     b.  [ ]  By action of the registered agent.                        (Note 6)

NOTE: When the registered agent changes, the signatures of both President and Secretary are required .

7.   (If authorized by the board of directors, sign here. See Note 5)

     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated           January 10   1994                           ARCLAR COMPANY
                                            ------------------------------------
                                                     (Exact Name of Corporation)

attested by /s/ George J. Pearson           by /s/ Thomas W. Franks
            ----------------------------       -------------------------
            (Signature of Secretary or        (Signature of President
            Assistant Secretary)               or Vice President)

            George J. Pearson, Secretary       Thomas W. Franks, President
            ------------------------------     ---------------------------------
            (Type or Print Name and Title)     (Type or Print Name and Title)

(If change of registered office by registered agent, sign here. See Note 6)

     The Undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated_____________________19_______ ____________________________________________
                                       (Signature of Registered Agent of Record)

                             NOTES and INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (Section 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only seven instances, as follows:

        (a) to remove the names and addresses of directors named in the articles of incorporation;

        (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to Section 5.10 is also filed;

        (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.

        (d) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

        (e) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "Inc.","co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

        (f) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05.

        (g) to restate the articles of incorporation as currently amended. (Section 10.15)

NOTE 4: All amendments not adopted under Section 10.10 or Section 10.15 require
        (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

        Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

        To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

        The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (Section 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (Sections 7.10 & 10.20)

                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address, a post office box number alone is not acceptable.

3.       A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the President (or vice-president) and by the Secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.